UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2007 (September 17, 2007)

ShengdaTech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Youth Pioneer Park Tai’an Economic and Technological Development Zone Tai’an City, Shandong Province 271000 People’s Republic of China
(Address of principal executive offices)

(86-538) 856-0618
(Registrant’s telephone number, including area code)

Zeolite Exploration Company
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Effective September 17, 2007, the board of directors of ShengdaTech, Inc. (the “Company”) appointed Wendy Fu to serve as Vice President, Finance of the Company, effective immediately.  Ms. Fu, 39, has over 10 years experience in accounting, finance and auditing.. From December 2005 to June 2007, Ms. Fu served as senior consultant with Deloitte & Touche, focusing on Sarbanes-Oxley 404 compliance consulting. From June 1999 to May 2004, Ms. Fu served as Assistant Controller, Wal-Mart China. Before joining Wal-Mart China, Ms. Fu served as Regional Finance Manger at Asia Pulp & Paper (APP) Co., Ltd. from October 1997 to May 1999. From September 1995 to August 1999, Ms. Fu was an auditor with BDO Binder International CPA. She is a licensed CPA and holds a mater’s degree in accountancy from University of Texas, Austin.

On September 19, the Company issued a press release announcing the appointment of Wendy Fu as Vice President, Finance of the Company as of September 17, 2007. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On September 17, 2007, the Company issued a press release announcing the start of the construction of its new 60,000 tons/year facility in Xianyang, Shaanxi. The press release is attached as Exhibit 99.2 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copy of News Release, dated September 19, 2007.
99.2	Copy of News Release, dated September 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGDATECH, INC.

Date: September 19, 2007	By:	/s/ Xiangzhi Chen
Xiangzhi Chen, President and Chief Executive Officer